NDB INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

This certifies that Ms. John Smith is stock holder of xxxxx xxxxx xxxxxxxxx xxxxxx xxxxxxxx (xxx,xxx,xxx) fully paid and non-assessable shares of Common Shares Stock, par value $XX.XX, of NDB INC., hereinafter designated the "Corporation", transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the bylaws of the Corporation, to all of which each holder, by acceptance hereof, assents, and agrees to be bound.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares of stock of the Corporation authorized to be issued and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of amendment may be obtained by any stockholder upon request and without charge at the principal office of the Corporation. TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE RESTRICTED. SEE LEGENDS ON REVERSE SIDE.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, effective as of MMM DD, YYYY.

Nima Golsharifi, President                                                            Giorgi Gogokhia, Secretary

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1993.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BETRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.